Velocity Express Corporation 8-K

Exhibit 99.2

AMENDMENT NO. 1
TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of May [__], 2009, among BURDALE CAPITAL FINANCE, INC., a Delaware corporation, as administrative agent (including any successor administrative agent, "Agent") for the lenders from time to time party to the Loan Agreement defined below ("Lenders"), the Lenders signatory hereto, VELOCITY EXPRESS CORPORATION, a corporation organized under the laws of the State of Delaware ("VEC"), VELOCITY EXPRESS, INC., a corporation organized under the laws of the State of Delaware ("VEI"), VELOCITY EXPRESS LEASING, INC., a corporation organized under the laws of the State of Delaware ("VEL"; and together with VEC and VEI, each a "Borrower" and collectively, the "Borrowers"), VXP MID-WEST, INC., a corporation organized under the laws of the State of Delaware ("VXPM"), VXP LEASING MID-WEST, INC., a corporation organized under the laws of the State of Delaware ("VXPL"), CD&L, INC., a corporation organized under the laws of the State of Delaware ("CDL"), CLAYTON/NATIONAL COURIER SYSTEMS, INC., a corporation organized under the laws of the State of Missouri ("CNCS"), CLICK MESSENGER SERVICE, INC., a corporation organized under the laws of the State of New Jersey ("CMS"), OLYMPIC COURIER SYSTEMS, INC., a corporation organized under the laws of the State of New York ("OCS"), SECURITIES COURIER CORPORATION, a corporation organized under the laws of the State of New York ("SCC"), SILVER STAR EXPRESS, INC., a corporation organized under the laws of the State of Florida ("SSE"), and VELOCITY SYSTEMS FRANCHISING CORPORATION, a corporation organized under the laws of the State of Michigan ("VSFC"; and together with VXPM, VXPL, CDL, CNCS, CMS, OCS, SCC and SSE, each a "Guarantor" and collectively, the "Guarantors").

W I T N E S S E T H:

WHEREAS, Borrowers, Guarantors, Agent and Lenders are parties to that certain Loan and Security Agreement dated as of March 13, 2009 (as amended, supplemented, modified and/or restated from time to time, the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement); and

WHEREAS, the parties hereto have agreed to amend the Loan Agreement in certain respects, pursuant to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.           Amendments to Loan Agreement. In reliance upon the representations and warranties of each Borrower and each Guarantor set forth in Section 2 below and subject to the conditions precedent to effectiveness set forth in Section 3 below, the Loan Agreement is amended as follows:

(a)          The definitions of "Availability Block", "Cash Interest Expense", "Fixed Charges" and "Non-Recurring Fees and Expenses", each set forth in Section 1.2 of the Loan Agreement are each hereby amended and restated in their entirety to read as follows:

"Availability Block" shall mean, for each period set forth below, the amount set forth below during each such period:

Period	Availability Block
April 20, 2009 through and including May 3, 2009	$2,400,000
May 4, 2009 through and including May 10, 2009	$2,500,000
May 11, 2009 through and including May 17, 2009	$2,650,000
May 18, 2009 through and including May 31, 2009	$2,400,000
June 1, 2009 through and including June 7, 2009	$2,600,000
June 8, 2009 through and including June 14, 2009	$3,100,000
June 15, 2009 through and including June 21, 2009	$3,300,000
June 22, 2009 through and including June 28, 2009	$3,550,000
June 29, 2009 through and including July 5, 2009	$3,700,000
July 6, 2009 through and including July 12, 2009	$4,100,000
July 13, 2009 through and including July 19, 2009	$4,250,000
July 20, 2009 through and including July 26, 2009	$4,350,000
July 27, 2009 through and including July 30, 2009	$4,500,000
July 31, 2009 and at all times thereafter	$3,000,000

"Cash Interest Expense" means, without duplication, for any period, the following:  Interest Expenses deducted in the determination of Net Income during such period (excluding (a) the amortization of fees and costs with respect to the transactions contemplated by this Agreement which have been capitalized as transaction costs, (b) interest paid in kind and (c) accrued and unpaid interest under the Senior Secured Note Documentation).

"Fixed Charges" means, as to the Loan Parties and their Domestic Subsidiaries determined on a consolidated basis, with respect to any period, the sum of, without duplication, (a) all Cash Interest Expense during such period, plus (b) all regularly scheduled (as determined at the beginning of the respective period) principal payments of Money Borrowed and Indebtedness with respect to Capital Leases made or required to be made during such period (and without duplicating items in (a) and (b) of this definition, the interest component with respect to Indebtedness under Capital Leases) made or required to be made during such period, plus (c) all taxes paid or required to be paid during such period in cash, plus (d) all cash dividends or other cash distributions made or required to be made on account of Capital Stock (other than those made to a Loan Party) and all repurchases or redemptions of Capital Stock (other than those made to a Loan Party) made or required to be made during such period, plus (e) solely for purposes of calculating the Fixed Charge Coverage ratio under Section 6.8(b) for the fiscal period ending (i) on or about May 31 of each year, all cash interest expense due and payable under the Senior Subordinated Note Documentation on the immediately following June 30 of such year, provided that for purposes of the fiscal period ending on our about May 31, 2009, only 91.67% of such cash interest expense shall be included, and (ii) on or about November 30 of each year, all cash interest expense due and payable under the Senior Subordinated Note Documentation on the immediately following December 31 of such year.

"Non-Recurring Fees and Expenses" means (a) occupancy expense for VEC's redundant facility in Minneapolis, MN incurred on or prior to December 31, 2008 up to an aggregate amount of $159,000, (b) settlement expense for VEC's redundant facilities in Bridgeport, NJ and Harrisburg, PA incurred on or prior to December 30, 2008, up to an aggregate amount of $50,833 and (c) solely for purposes of calculating EBITDA under Section 6.8(a) for the ten fiscal months ended April 25, 2009 and the eleven fiscal months ended May 23, 2009, non-cash restructuring expenses incurred in connection with vacating one or more leased warehouse facilities, up to an aggregate amount of $200,000.

(b)         Section 6.8(a) of the Loan Agreement is hereby amended by amending and restating the rows that read "Ten Fiscal Months Ended April 25, 2009 $5,321,000" and "Eleven Fiscal Months Ended May 23, 2009 $6,579,000" to read as follows:

Ten Fiscal Months Ended April 25, 2009	$ 3,916,000
Eleven Fiscal Months Ended May 23, 2009	$ 4,374,000

(c)          Section 6.8(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(b)         Fixed Charge Coverage.  Cause the ratio of (i) EBITDA for each trailing twelve fiscal month period (or eight, nine, ten or eleven fiscal month period with respect to the fiscal period ending February 21, 2009, March 28, 2009, April 25, 2009 and May 23, 2009, respectively) minus all cash Capital Expenditures made during such period, to (ii) the Fixed Charges for such period, to be greater than or equal to 1.10 to 1.00 for each such period.

(d)         Section 6.8(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(c)          Liquidity.  Cause Liquidity (without giving effect to the Availability Block) at all times for each period set forth below to be at least the amounts set forth below for each such period:

Period	Minimum Liquidity
April 15, 2009 through and including June 7, 2009	$3,900,000
June 8, 2009 through and including June 14, 2009	$4,600,000
June 15, 2009 through and including June 21, 2009	$4,800,000
June 22, 2009 through and including June 29, 2009	$5,000,000
June 30, 2009 through and including July 5, 2009	$5,200,000
July 6, 2009 through and including July 12, 2009	$5,600,000
July 13, 2009 through and including July 19, 2009	$5,750,000
July 20, 2009 through and including July 26, 2009	$5,900,000
July 27, 2009 and at all times thereafter	$6,000,000

(e)          Section 6.8(d) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

  (d)           [Intentionally Omitted.]

(f)           Section 6.9 of the Loan Agreement is hereby amended to delete the reference to "sixty (60) days" set forth therein and replace such reference with a reference to "one hundred twenty (120) days".

(g)          Section 6.10 of the Loan Agreement is hereby amended to delete the reference to "March 31, 2009" set forth therein and replace such reference with a reference to "July 31, 2009".

(h)          The table set forth in Section 7.6(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Fiscal Year	Non-Scanner Capital Expenditures
Ending on or about June 30, 2009	$750,000
Ending on or about June 30, 2010	$850,000
Ending on or about June 30, 2011	$1,200,000
Ending on or about June 30, 2012 and each fiscal year end thereafter	$1,800,000

(i)           The table set forth in Section 7.6(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Fiscal Year	Scanner Capital Expenditures
Ending on or about June 30, 2009	$1,000,000
Ending on or about June 30, 2010	$5,000,000
Ending on or about June 30, 2011	$3,000,000
Ending on or about June 30, 2012 and each fiscal year end thereafter	$2,500,000

(j)           The initial paragraph of Section 9.2(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(c)          Deliver to Agent on or before the fifteenth (15th) day of each month or, solely in the case of clauses (c)(i)(B) and (c)(iii)(A)(1), on or before the twentieth (20th) day of each month or, solely in the case of clauses (c)(iii)(A)(3), (c)(v)(B) and (c)(vi)(A), on or before the twenty-fifth (25th) day of each month (or in any case more frequently if required by Agent), the following reports, which shall be current as of the close of business on the last Business Day of the fiscal month immediately prior to such date:

(k)          Section 9.2(c)(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

  (i)            a (A) summary Accounts receivable aging by Customer, and (B) listing of Contra Claims;

(l)           Section 9.2(c)(iii) of the Loan Agreement is hereby amended by deleting the reference to ", and (B) notice of all claims, offsets, or disputes asserted by Customers with respect to any Borrower's Accounts receivable" set forth therein in its entirety.

(m)         Section 9.2(c)(iv) of the Loan Agreement is hereby amended by deleting the reference to ", credit ratings" set forth therein in its entirety.

(n)          Section 9.2(c)(v) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

  (v)           With respect to each Loan Party's accounts payable and expenses for the immediately preceding fiscal month, (A) a report of accounts payable aging, and (B) a report of accrued expenses and listing of checks held (other than pay checks issued to independent contractor drivers in the ordinary course of business), together with a reconciliation to each Borrower's general ledger and balance sheet for such fiscal month;

(o)          Section 9.2(c)(vi)(C) of the Loan Agreement is hereby amended by adding the phrase "in excess of $15,000 in the aggregate" immediately following the phrase "and payroll taxes".

(p)          The first sentence of Section 9.7 of the Loan Agreement is hereby amended by deleting the reference to "on a consolidated basis," and replacing such reference with a reference to "on a consolidated and consolidating basis (such consolidating schedules to be prepared on a domestic and foreign basis),".

(q)          Section 9.8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

9.8.           [Intentionally Omitted.]

(r)           The first sentence of Section 9.9 of the Loan Agreement is hereby amended by deleting the reference to "on a consolidated basis and unaudited statements of income and stockholders' equity and cash flow of Loan Parties and their Subsidiaries on a consolidated basis" and replacing such reference with a reference to "on a consolidated and consolidating basis (such consolidating schedules to be prepared on a domestic and foreign basis) and unaudited statements of income and cash flow of Loan Parties on a consolidated and consolidating basis (such consolidating schedules to be prepared on a domestic and foreign basis) and, solely for each month end which is also a quarter end, unaudited statements of stockholders' equity of Loan Parties and their Subsidiaries on a consolidated basis".

2.           Representations and Warranties.  Each Borrower and each Guarantor hereby represents and warrants to Agent and each Lender on a joint and several basis that as of the date hereof, both before and after giving effect to this Amendment:

(a)          The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each Borrower and each Guarantor;

(b)          No Default or Event of Default has occurred and is continuing; and

(c)          The representations and warranties set forth in the Loan Agreement, as amended hereby, and in the Other Documents, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as the date hereof, with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date.

3.           Condition Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, each in a manner, and each pursuant to documentation which is in form and substance, reasonably acceptable to Agent and Required Lenders:

(a)          Agent shall have received a copy of this Amendment executed by Agent, the Required Lenders, Borrowers and Guarantors;

(b)          Agent shall have received, for the ratable benefit of the Lenders, payment from the Borrowers of the Amendment Fee (as defined below);

(c)          all proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

(d)          no Default or Event of Default shall have occurred and be continuing.

4.           Amendment Fee.  Borrowers shall pay an amendment fee (the "Amendment Fee") to Agent, for the ratable benefit of the Lenders, in an aggregate amount equal to $100,000, which Amendment Fee shall be fully-earned, nonrefundable and due and payable in full on the effective date of this Amendment.  The Amendment Fee is in addition to any other fees paid or payable to Agent or Lenders in connection with the Loan Agreement and the Other Documents.

5.           Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, both at law and in equity, any Borrower, any Guarantor or any of their successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, any of the Other Documents or transactions thereunder or related thereto.

6.           Miscellaneous.

(a)          Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Receipt by telecopy or email of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(b)          Reference to Loan Agreement.  Each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Loan Agreement or in any Other Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(c)           Costs and Expenses.  Each Borrower and Guarantor acknowledges that Section 16.10 of the Loan Agreement applies to this Amendment and the transactions, agreements and documents contemplated hereunder.

(d)          Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

(e)           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York, without regard to conflicts of laws principles.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.